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	   SECURITIES AND EXCHANGE COMMISSION


                Washington, D.C.  20549


                      FORM 8-K


                   CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) December 2, 2004



             MONMOUTH CAPITAL CORPORATION
 (Exact name of Registrant as specified in its charter)



    New Jersey                    811-01085          21-0740878
 State or other jurisdiction    (Commission       (IRS Employer
 of incorporation)              File Number)    Identification Number)



   3499 Route 9N, Suite 3C, Freehold, NJ           07728
   (Address of principal executive offices)      (zip code)



   Registrant's telephone number, including area code  (732) 577-9993




   (Former name or former address, if changed since last report.)

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   Item 7.01 Regulation FD Disclosure.

     On December 2, 2004, the Company issued a press release announcing the acquisition of a 37,660 square-foot industrial building in Bucks County, in Quakertown, Pennsylvania, for a purchase price of approximately $2,400,000.


   Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release dated December 2, 2004.



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                         SIGNATURES


       Pursuant   to  the  requirements  of  the  Securities
   Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                 MONMOUTH CAPITAL CORPORATION





				_________________________________
                                ANNA T. CHEW
                                Chief Financial Officer



      Date        December 2, 2004












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